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                                                                EXHIBIT 10.20(b)




                                    THE LEASE

Lessor:             Office Kitawaki Y.K.

Lessee:             Genomic Solutions K.K.

Lease Office:       Takanawa Katsurazaka Bldg. 1F
                    12-24, Takanawa 2-Chome, Minato-ku, Tokyo 108-0074
                    (268.93 m2)

Lease Term:         For 2 years between March 15th 2000 and March 14th 2002

Deposit:            (Y)8,083,800.-
Rental Fee:         (Y)808,380/month (without consumption tax)
Common Service Fee:
                    (Y)314,370/month (without consumption tax)
Consumption Tax:
                    Rental Fee, Common service fee and Public utility charges such as Electricity and Water charge are taxable (5%).

Date:               March 1, 2000

Lessor:             Office Kitawaki Y.K.
                    12-24, Takanawa 2-chome, Minato-ku, Tokyo
                    Representative Director  Hideo KITAWAKI

Lessee:             Genomic Solutions K.K.
                    3-5, Higashi-Gotanda 2-chome, Shinagawa-ku, Tokyo Representative Director Motonori AKAHORI

Joint Surety:       Motonori AKAHORI
                    1-28-207, Arima 1-chome, Miyamae-ku, Kawasaki-city, Kanagawa

Real Estate Agent (The Observer):
                    Build-Bank Tokyo K.K.
                    9-9, Kyobashi 2-chome, Chuo-ku, Tokyo
                    Executive Director  Masaru YOSHINO

                    Arumo House Y.K.
                    10-14, Minami-Rinkan 2-chome, Yamato-city, Kanagawa Representative Director Katsuyuki KANEHIRA